As filed with the Securities and Exchange Commission on 12/5/03

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5344
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003

Item 1. Report to Stockholders.

Chase Growth Fund

November 6, 2003

Dear Fellow Shareholders:
As I write this annual review, over 2,000 shareholders have $114 million invested in our Chase Growth Fund (NASDAQ: CHASX), up from $64 million last year at this time. We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my May 7th letter.
For the six months ended September 30, 2003 our fund had a before and after tax total return of +6.65% compared with +18.45% for the Standard & Poor’s 500 Composite Stock Price Index, +18.78% for the Russell 1000 ® Growth Index, and +17.13% for the Lipper Large-Cap Growth Fund Index. For your perspective, the Merrill Lynch Stable Growth Index was +6.09%. In the quarter ended 9/30/03, we made changes that place more emphasis on faster growing companies, which as we look toward 2004 earnings still have reasonable price to earnings growth ratios. Those changes currently are enabling your fund to participate more fully in market rises while still maintaining high quality and good defensive characteristics. As a result, during October the above mentioned indexes had total returns of +5.66%, +5.62%, +6.07%, and +2.00%, respectively, while CHASX had a total return of +7.28%.
Since the beginning of our CHASX management on December 2, 1997, the fund’s +5.55% annualized total return through September 30th was substantially better than the S&P 500, the Russell 1000 ® Growth Index and the Lipper indexes mentioned above which had annualized total returns of +1.86%, -0.66% and -1.22%, respectively. Despite the lagging performance for the last twelve months (Lipper Analytics ranked the Chase Growth Fund #649 out of 649), we are pleased that Lipper Analytics ranked the Chase Growth Fund in the top 5% of its Large Cap Growth Fund universe for the five years and three years ended 9/30/03 (#14 out of 335 and #15 out of 513 funds, respectively).
Market performance during this six month period, as well as the twelve months, was driven primarily by a sharp rebound in technology and other low quality, severely depressed stocks which had very poor performance for many quarters prior to the end of last year. Because few of these stocks get through our quality and “consistent growth at a reasonable price” screens, we usually underperform in such periods. During the recent market recovery, the lowest quality stocks that had declined the most recovered the most. For instance, for the six months ended September 30th, the speculative “B or worse” rated stocks in Merrill Lynch’s 1600 Universe rose +39.1%.
On September 30th our fund was invested in 39 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $137 billion (Cisco) to $3 billion (CarMax). For the six months ended September 30th, our five best performing stocks were Centex +35.34%, International Game Technology +34.79%, New York Community Bancorp +34.63%, Apollo Group +32.32%, and Coach +32.00%.
Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CHASX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our fund’s stocks to the S&P 500. CHASX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 24% vs. 7% for the S&P. They are significantly more profitable with a Return on Equity of 23% vs. 13%, and have stronger balance sheets with Debt to Total Capital of only 18% vs. 40%. Even with earnings growth rates over three times as great they only sell at a 20% higher price/earnings multiple than the S&P 500 (21.8X vs. 18.2X) based on 2004 estimated earnings. Relative to their earnings growth and

Chase Growth Fund

earnings reinvestment rates we believe “Chase” stocks offer substantially better value. Our stocks are selling at only 0.90 times their five year historical growth rates compared to 2.53 times for the S&P 500 and 1.08 times their projected reinvestment rates compared to 3.38 times for the S&P 500.

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund’s portfolio. *CICC normalized reported earnings, S&P 500 normalized operating earnings; S&P 500 reported earnings growth -1.8%.

The best long-term road map we have for the stock market is shown on the accompanying Long Term Cycle Chart. Growth Fund Guide has combined the Four Year Presidential Cycle with the Ten Year Cycle. It suggests that we should have an important low this year from which a sustainable recovery could occur. The March 2003 (Dow 7,524 on 3/11/03) test of the October 2002 lows in the major equity indices proved successful. Since 1914, the average rise from the 22 mid-term election year lows (Dow 7,286 on 10/2/02) to the next year highs averaged 50% which if repeated this year would mean almost 11,000 on the Dow. In the last 13 pre-presidential election years, October has been the worst performing month (see Cycle insert). We believe any near term correction will be moderate as the market and economy continue to respond to monetary and fiscal stimulus.

Chase Growth Fund

We recognize that equity valuations are still high. On September 30th, Ned Davis Research estimated total common stock market capitalization stood at 103.6% of nominal GDP. While that is down 40% from its March 2000 mania peak of 171.5%, it is still very high compared to ratios of 86.5% and 79.2% at the 1929 and 1973 peaks. According to the Leuthold Group, the S&P 500 was selling at 20.8x normalized (five year average adjusted) earnings on 9/30/03. The historical median P/E from 1957 to date was 17.8x. For the S&P 500 to move back to its historical median P/E, it would have to fall 14% from current levels. However, mid-cap stocks and some of the smaller large cap stocks are selling near their normalized historical P/Es which is why we started our Chase Mid-Cap Growth Fund (CHAMX) last year.
Usually it pays to be cautious when the investment community is predominantly bullish. On October 31st Investor’s Intelligence survey of 90 advisory services indicated Bullish advisory services were at 56.3%, while Bears were only 21.4%. In July, the gap between bulls and bears was the highest since August 1987 just prior to the October market collapse. Investor psychology has improved dramatically. October’s net inflow to U.S. focus equity mutual funds was the eighth consecutive month of positive net cash flow. By October 29th YTD net inflow of $104 billion was vastly improved from 2002’s YTD $24 billion net outflow, and well ahead of 2001 YTD $34 billion. The economic recovery is improving and the substantial increase in productivity bodes well for higher profits, but the prices of many stocks already anticipate that improvement. This has been a largely liquidity driven market with abnormally high P/E multiples despite the basic problems of excess debt, excess worldwide capacity (74.7% U.S. September capacity utilization is close to a 20 year low), severe price competition, huge government deficits, and large trade imbalances.
Our well-defined investment process that seeks attractive, good quality, growth stocks at reasonable prices and involves significant fundamental and technical parameters has performed well over the longer term. In this volatile, liquidity driven, Buy and Sell market, as opposed to a Buy and Hold one, we are striving to strike an effective balance between capital appreciation and capital preservation. Going forward we believe the market will be more earnings driven with high-quality stocks that have good earnings increases performing relatively better.
As most shareholders know, fund expenses have been capped at 1.48% since inception. As assets now exceed $100 million, we plan to share the economies of scale with our shareholders. Starting January 1, 2004 we are lowering the expense ratio to 1.39% per year.

Chase Growth Fund

Chase Investment Counsel Corp. now manages over $2 billion for clients in 32 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team and senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. We remain tax sensitive. There will be no taxable capital gains distributions this year and we have established significant capital losses to help offset any capital gains that are taken next year.
As many of you are aware, a number of the large mutual fund organizations have been criticized and sanctioned for shameful abuses that allow traders and even insiders to take advantage of shareholders with after-hours transactions. Rest assured that our Chase funds have not permitted such trading. To discourage even legal short term trading, which disrupts portfolio management, we impose a 2% fee on sales of shares held less than 60 days. Such fees remain in the fund for the benefit of all shareholders.
As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. If you wish to visit us here in the heart of historical Virginia and meet the investment professionals, our next annual CHASX/CHAMX shareholder meeting will be held at Farmington Country Club in Charlottesville on April 21, 2004. Just let us know and we will send you an invitation. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are Chase Growth Fund’s 10 largest holdings as of September 30, 2003.

TOP 10 HOLDINGS

1. Boston Scientific Corp	6. Cisco Systems Inc.
2. Lowe’s Companies Inc.	7. Amgen Inc.
3. Electronic Arts Inc.	8. Countrywide Financial Corp.
4. International Game Technology	9. Teva Pharmaceutical Inds ADR
5. eBay Inc	10. SLM Corp.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

As of September 30, 2003, the Chase Growth Fund had average annual total returns of 1.35%, 5.09% and 5.55% for the 1-year, 5-year and since inception (December 2, 1997) periods, respectively. The S&P 500 Composite Stock Price Index had average annual returns of 24.40%, 1.00% and 1.86% for the 1-year, 5-year and since inception (December 2, 1997) periods, respectively. The Russell 1000 ® Growth Index had average annual returns of 25.92%, -2.46% and -0.66% for the 1-year, 5-year and since inception (December 2, 1997) periods, respectively. The Lipper Large-Cap Growth Fund Index had 20.33%, -2.90% and -1.22% for the 1-year, 5-year and since inception (December 2, 1997) periods, respectively. The Merrill Lynch Stable Growth Index had average annual returns of 7.74%, 0.71% and 2.75% for the 1-year, 5-year and since inception (December 2, 1997) periods, respectively.
Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The S&P 500 Composite Stock Price Index, Russell 1000 ® Growth Index, Lipper Large-Cap Growth Fund Index, and Merrill Lynch Stable Growth Index and are unmanaged indexes commonly used to measure performance of U.S. stocks. Indexes do not incur expenses and are not available for investment.
Sector allocations and fund holdings are subject to change and are not recommendations to buy or sell any security. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. Please note this fund does not have any sales charges.
This material must be preceded or accompanied by a current prospectus. Quasar Distributors, LLC, distributor.

Chase Growth Fund

CHASE GROWTH FUND
Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund versus the S&P 500 Composite Stock Price Index and the Lipper Large Cap Growth Fund Index.

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
2-Dec-97
31-Mar-98
30-Sep-98
31-Mar-99
30-Sep-99
31-Mar-00
30-Sep-00
31-Mar-01
30-Sep-01
31-Mar-02
30-Sep-02
31-Mar-03
30-Sep-03
$13,702
$11,139
$9,310
Chase Growth Fund
S&P 500 Composite Stock Price Index
Lipper Large Cap Growth Fund Index

	One	Three	Five	Since Inception
Average Annual Total Return as of September 30, 2003	Year	Year	Year	(12/2/97)

Chase Growth Fund	1.35%	-8.19%	5.09%	5.55%
S&P 500 Composite Stock Price Index	24.40%	-10.13%	1.00%	1.86%
Lipper Large Cap Growth Fund Index	20.33%	-19.88%	-2.90%	-1.22%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*  The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
*  The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Chase Growth Fund.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2003

Shares	COMMON STOCKS: 87.27%	Market Value

	Biotechnology: 5.28%
59,100	Amgen, Inc.*	$3,816,087
30,500	Gilead Sciences, Inc.*	1,705,865

		5,521,952

	Brokerage: 0.99%
14,400	Legg Mason, Inc.	1,039,680

	Building: 1.80%
24,200	Centex Corp.	1,884,696

	Computer - Networking: 3.65%
195,400	Cisco Systems, Inc.*	3,818,116

	Computer Software & Services: 7.53%
72,000	eBay, Inc.*	3,852,720
43,500	Electronic Arts, Inc.*	4,012,005

		7,864,725

	Conglomerates: 1.00%
14,200	Danaher Corp.	1,048,812

	Drugs - Generic: 5.70%
60,600	Mylan Laboratories, Inc.	2,342,190
63,200	Teva Pharmaceutical Industries, Ltd. #	3,611,880

		5,954,070

	Energy/Oil/Gas/Coal: 0.96%
53,900	Suncor Energy, Inc.	999,845

	Energy/Oil & Gas Exploration & Production 1.94%
29,200	Apache Corp.	2,024,728

	Finance/Banks: 3.63%
26,100	Golden West Financial Corp.	2,336,211
46,266	New York Community Bancorp, Inc.	1,457,842

		3,794,053

	Financial Services - Diversified: 7.61%
46,500	Capital One Financial Corp.	2,652,360
82,700	MBNA Corp.	1,885,560
87,600	SLM Corp.	3,412,896

		7,950,816

See accompanying Notes to Financial Statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2003, Continued

Shares		Market Value

	Financial Services - Mortgage Related: 3.59%
47,900	Countrywide Financial Corp.	$3,749,612

	Gaming and Lodging: 3.72%
138,000	International Game Technology	3,884,700

	Health Care Benefits: 3.22%
66,800	UnitedHealth Group, Inc.	3,361,376

	Health Care Services: 0.88%
40,600	Caremark Rx, Inc.*	917,560

	Medical Supplies & Equipment: 10.43%
25,900	Allergan, Inc.	2,039,107
65,300	Boston Scientific Corp.*	4,166,140
47,700	Medtronic, Inc.	2,238,084
18,100	Stryker Corp.	1,363,111
19,900	Zimmer Holdings, Inc.*.	1,096,490

		10,902,932

	Office Equipment: 0.68%
14,600	Canon, Inc. #.	711,312

	Personal Care: 2.12%
34,400	Avon Products, Inc.	2,220,864

	Retail - Apparel: 3.72%
32,100	Coach, Inc.*	1,752,660
124,700	The Gap, Inc.	2,134,864

		3,887,524

	Retail - Discount: 1.62%
50,500	Dollar Tree Stores, Inc.*	1,691,750

	Retail - Home Improvement: 3.91%
78,700	Lowes Companies, Inc.	4,084,530

	Retail - Specialty: 8.05%
39,000	Bed Bath & Beyond, Inc.*	1,489,020
65,700	Best Buy Co., Inc.*	3,122,064
31,200	CarMax, Inc.*	1,018,992
117,100	Staples, Inc.*	2,781,125

		8,411,201

See accompanying Notes to Financial Statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2003, Continued

Shares		Market Value

	Service Companies: 2.77%
29,200	Apollo Group, Inc. - Class A*	$1,928,076
21,400	Career Education Corp.*	969,420

		2,897,496

	Wireless Telecommunications: 2.47%
111,500	America Movil S.A. de C.V. #	2,576,765

	Total Common Stocks (Cost $82,645,864)	91,199,115

	SHORT-TERM INVESTMENTS: 12.28%

12,828,507	Federated Cash Trust Treasury Money Market (Cost $12,828,507)	12,828,507

	Total Investments in Securities (Cost $95,474,371): 99.55%	104,027,622
	Other Assets in Excess of Liabilities : 0.45%	471,619

	Net Assets: 100.00%	$104,499,241

* Non-income producing security.
# American Depository Receipt.

See accompanying Notes to Financial Statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2003

ASSETS
Investments in securities, at value (identified cost $95,474,371)	$104,027,622
Receivables
Securities sold	1,312,538
Fund shares issued	309,710
Dividends and interest	40,882
Prepaid expenses	10,096

Total assets	105,700,848

LIABILITIES
Payables
Securities purchased	1,050,636
Fund shares redeemed	12,262
Due to Advisor	90,823
Accrued expenses	47,886

Total liabilities	1,201,607

NET ASSETS	$104,499,241

Net asset value, offering and redemption price per share
[$104,499,241 / 7,756,859 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$13.47

COMPONENTS OF NET ASSETS
Paid-in capital	$107,845,859
Accumulated net realized loss on investments	(11,899,869)
Net unrealized appreciation on investments	8,553,251

Net assets	$104,499,241

See accompanying Notes to Financial Statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 2003

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $3,916)	$577,603
Interest	146,007

Total income	723,610

Expenses
Advisory fees (Note 3)	775,209
Administration fees (Note 3)	141,101
Transfer agent fees	53,867
Fund accounting fees	36,265
Custody fees	21,705
Registration fees	18,199
Audit fees	17,140
Legal fees	10,325
Printing and mailing fees	9,421
Directors fees	7,722
Miscellaneous	4,981
Insurance fees	4,518

Total expenses	1,100,453
Add: Expense recoupment by Advisor (Note 3)	46,955

Net expenses	1,147,408

Net investment loss	(423,798)

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(5,762,435)
Net change in unrealized appreciation on investments	7,910,677

Net realized and unrealized gain on investments	2,148,242

Net Increase in Net Assets Resulting from Operations	$1,724,444

See accompanying Notes to Financial Statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended Sept. 30, 2003	Year Ended Sept. 30, 2002

NET INCREASE / (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$(423,798)	$(132,450)
Net realized loss on security transactions	(5,762,435)	(3,672,556)
Net change in unrealized appreciation on investments	7,910,677	378,745

Net increase / (decrease) in net assets
resulting from operations	1,724,444	(3,426,261)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	—	(93,602)
Net realized gain on security transactions	—	—

Total dividends and distributions to shareholders	—	(93,602)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from
net change in outstanding shares (a)	51,971,758	20,400,438

Total increase in net assets	53,696,202	16,880,575

NET ASSETS
Beginning of year	50,803,039	33,922,464

End of year	$104,499,241	$50,803,039

(a) A summary of share transactions is as follows:

	Year		Year
	Ended		Ended
	September 30, 2003		September 30, 2002

	Shares	Paid in Capital	Shares	Paid in Capital

Shares sold	5,591,308	$73,850,908	1,704,839	$24,117,264
Shares issued on
reinvestments of distributions	-	-	6,122	88,765
Shares redeemed*	(1,657,595)	(21,879,150)	(271,112)	(3,805,591)

Net increase	3,933,713	$51,971,758	1,439,849	$20,400,438

* Net of redemption frees of (in trades
of less then 60 days)		$642		$-

See accompanying Notes to Financial Statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2003	2002	2001	2000	1999

Net asset value,
beginning of year	$13.29	$14.23	$17.69	$13.66	$10.68

Income from investment operations:
Net investment income / (loss)	(0.05)	(0.05)#	0.05	(0.01)	(0.05)
Net realized and unrealized
gain / (loss) on investments	0.23	(0.85)	(3.28)	4.04	3.03

Total from investment operations	0.18	(0.90)	(3.23)	4.03	2.98
Less distributions:
From net investment income	—	(0.04)	(0.01)	—	—
From net realized gain	—	—	(0.22)	—	—

Total distributions	—	(0.04)	(0.23)	—	—

Net asset value, end of year	$13.47	$13.29	$14.23	$17.69	$13.66

Total return	1.35%	(6.36%)	(18.47%)	29.50%	27.90%

Ratios/supplemental data:
Net assets, end of year (thousands)	$104,499	$50,803	$33,922	$23,131	$9,140

Ratio of expenses to average net assets:
Before expense reimbursement/
recoupment	1.42%	1.53%	1.57%	1.70%	2.37%
After expense reimbursement/
recoupment	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment
loss to average net assets
After expense
reimbursement	(0.55%)	(0.32%)	0.34%	(0.06%)	(0.59%)

Portfolio turnover rate	173.68%	96.06%	94.84%	73.94%	62.49%

# Based on average shares outstanding.

See accompanying Notes to Financial Statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2003

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.   Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.   Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2003 (Continued)

United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2003, Chase Investment Counsel Corporation (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended September 30, 2003, the Fund incurred $775,209 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.48% of average net assets (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2003, the Advisor recouped $46,955 of such expenses it previously reimbursed to the Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $83,426 at September 30, 2003. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2004	$60,594
2005	$22,832

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2003, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 – SECURITIES TRANSACTIONS

For the year ended September 30, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $163,816,372 and $120,365,495, respectively.

NOTE 5 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.
The tax character of distributions paid during years ended September 30, 2003 and 2002 were as follows:

	2003	2002
Ordinary Income	—	$93,602
Long-term capital gains	—	—

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2003, Continued

As of September 30, 2003, the components of capital on a tax basis were as follows:

Cost of investments	$95,474,371

Gross unrealized appreciation	9,892,786
Gross unrealized depreciation	(1,339,535)

Net unrealized appreciation	$8,553,251

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated gains / (losses)	$(11,899,869)

Total accumulated earnings / (losses)	$(3,346,618)

The Fund had a capital loss carryforward of ($7,065,805) as of September 30, 2003, of which ($3,440,852) expires in 2010 and ($3,624,953) expires in 2011.
At September 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($4,834,064). For tax purposes, such losses will be reflected in the year ending September 30, 2004.

NOTE 6 – CHANGE OF AUDITORS

On June 13, 2003, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent auditors for the Chase Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Company”). On June 13, 2003, the Company retained Tait, Weller & Baker (“Tait”) as the independent auditors for the Funds. The retention of Tait as the independent auditors of the Fund has been approved by the Company’s Audit Committee and Board of Trustees.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of and Board of Trustees
Advisors Series Trust
Glendora, California

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Chase Growth Fund, a series of Advisors Series Trust, as of September 30, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2002 and the financial highlights for the four years ended September 30, 2002 were audited by other auditors whose report dated November 23, 2002 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Chase Growth Fund as of September 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 31, 2003

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

 This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age
Address		Number of
Position held with Fund	Trustee	Funds in Complex
Principal Occupation(s) and other	of Fund	Overseen
Directorships during past five years	Since	By Trustee

Walter E. Auch, Born 1921	1997	15
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1927	2002	15
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, PIC Investment Trust,
PIC Small Cap Portfolio, PIC Balanced Portfolio, PIC Growth Portfolio,
PIC Mid Cap Portfolio, Black Rock Funds, Jacobs Engineering
Arena Pharmaceuticals, Cancervax

Donald E. O’Connor, Born 1936	1997	15
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	15
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age
Address		Number of
Position held with Fund	Trustee	Funds in Complex
Principal Occupation(s) and other	of Fund	Overseen
Directorships during past five years	Since	By Trustee

George T. Wofford III, Born 1939	1997	15
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957	1997	15
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”) (The Fund’s former administrator).

Chad E. Fickett, Born 1973	2002	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Assistant Vice President, U.S. Bancorp Fund Services, LLC (since July 2000).

Douglas G. Hess, Born 1967	2003	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
Fund Services, Incorporated
1500 Forest Avenue, Suite 111
Richmond, VA 23229

Custodian
U.S. Bank, N.A. 425
Walnut Street M/L 6118
Cincinnati, OH 45202

Independent Accountants
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant has posted its code of ethics on its Internet website: www.chaseinv.com.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Any code of ethics or amendment thereto . Filed herewith.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     11/24/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Advisors Series Trust

By (Signature and Title)  /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     11/24/03

By (Signature and Title)  /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

            Date      11/28/03